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PAYDENFUNDS

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2003


EFFECTIVE MAY 1, 2003, THE "TOTAL ANNUAL FUND OPERATING EXPENSES" FOR THE PAYDEN CORE BOND FUND, AS SET FORTH ON PAGE 9 OF THE PROSPECTUS DATED JANUARY 31, 2003, WERE REDUCED FROM 0.55% TO 0.44%, THE CURRENT TOTAL FUND OPERATING EXPENSE LEVEL. THE CHANGE WAS DUE TO THE FACT THAT PAYDEN & RYGEL, THE ADVISER TO THE FUND, CEASED RECOVERING PREVIOUSLY DEFERRED ADVISER FEES OWED IT BY THE FUND.

              THE DATE OF THIS PROSPECTUS SUPPLEMENT IS MAY 5, 2003